Exhibit 10.1

AMENDMENT TO NOTICE OF AWARD – CLIN 2 - CIRM Clinical Trial Stage Projects

California Institute for Regenerative Medicine

Amendment Number: 01

Amendment Date: 8/8/17

Award Number:	CLIN2-08334	Total Award Amount:	$3,376,259
Awardee Name:	Capricor, Inc	Project Period Start Date:	04/01/2016
		Project Period End Date:	10/31/2018
Principal Investigator or Program Director:	Deborah Davis Ascheim
Project Title:	Allogeneic Cardiosphere-Derived Cells for Duchenne Muscular Dystrophy Cardiomyopathy

Authorized Organization Official and Address:	Official and Address to Receive Payments:
AJ Bergmann	AJ Bergmann
VP of Finance	8840 Wilshire Blvd., 2nd Floor
8840 Wilshire Blvd. 2nd Floor	Beverly Hills, CA 90211
Beverly Hills, CA 90211

This Amendment responds to the Prior Approval Request (PAR) dated and/or received by CIRM on 07/14/2017. The terms and conditions of the original NGA and any prior Amendments to the NGA continue in full force and effect except for those changes specified in this amendment. The Principal Investigator and Authorized Organizational Official must sign and return this Amendment to CIRM within 30 days of the Amendment date stated above. CIRM may hold future payments on this Award until the fully signed Amendment is received. The following changes are effective immediately:

A.	Change in Scope, Specific Aims, or Milestones

Request to use existing project funds for tech transfer of manufacture of the CAP-1002 product to designated CMO, approved by CIRM, which will enable them to offer access to CAP-1002 to patients from the control arm of the ongoing study (HOPE) via an open-label extension protocol (subject to regulatory approval), is approved.

By continuing to accept and use CIRM funds provided under this award, Grantee and Principal Investigator accept the modified terms reflected in this Amendment.

/s/ Maria Millan, M.D.
Maria Millan, M.D.
Vice President, Therapeutics, CIRM

/s/ Deborah Davis Ascheim
Deborah Davis Ascheim
Principal Investigator, Capricor, Inc

/s/ AJ Bergmann
AJ Bergmann
Authorized Organization Official, Capricor, Inc